                                                                    EXHIBIT 25.1



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1
                                    --------

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                           --------------------------

                       THE FIRST NATIONAL BANK OF CHICAGO
               (Exact name of trustee as specified in its charter)

    A National Banking Association                        36-0899825
                                                          (I.R.S. employer
                                                          identification number)

One First National Plaza, Chicago, Illinois               60670-0126
(Address of principal executive offices)                  (Zip Code)

                       The First National Bank of Chicago
                      One First National Plaza, Suite 0286
                          Chicago, Illinois 60670-0286
             Attn: Lynn A. Goldstein, Law Department (312) 732-6919
            (Name, address and telephone number of agent for service)



                           --------------------------
                           CHAMPION ENTERPRISES, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-2743168
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                              A-1 HOMES GROUP, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                          38-3416642
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                            ACCENT MOBIL HOMES, INC.
               (Exact name of obligor as specified in its charter)


         North Carolina                                   56-1642122
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                               ALPINE HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Colorado                                          84-1138020
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                            AMERICAN TRANSPORT, INC.
               (Exact name of obligor as specified in its charter)


         Nevada                                           88-0285995
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                           ART RICHTER INSURANCE, INC.
               (Exact name of obligor as specified in its charter)


         Kentucky                                         61-0718629
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                               AUBURN CHAMP, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-3264202
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)


                            BRYAN MOBILE HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Texas                                            74-2313981
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                           BUILDERS CREDIT CORPORATION
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-2725018
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                             CAC FUNDING CORPORATION
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-2756292
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                                  CAL-NEL, INC.
               (Exact name of obligor as specified in its charter)


         Texas                                            75-2753033
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                              CARE FREE HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                         87-0633793
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                              CARNIVAL HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Oklahoma                                         74-2813105
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                 CENTRAL MISSISSIPPI MANUFACTURED HOUSING, INC.
               (Exact name of obligor as specified in its charter)


         Mississippi                                      65-0561149
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                         CHAMPION FINANCIAL CORPORATION
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-2742043
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                         CHAMPION HOME BUILDERS COMPANY
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-2744984
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                           CHAMPION HOME CENTERS, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-3392154
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                         CHAMPION HOME COMMUNITIES, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-1947966
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                           CHAMPION MOTOR COACH, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-2721632
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                             CHANDELEUR HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-3213165
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                         CLIFF AVENUE INVESTMENTS, INC.
               (Exact name of obligor as specified in its charter)


         South Dakota                                     46-0365898
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                             COLONIAL HOUSING, INC.
               (Exact name of obligor as specified in its charter)


         Texas                                            75-2022082
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                           COUNTRY ESTATES HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Oklahoma                                         73-1430526
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                             COUNTRYSIDE HOMES, INC.
               (Exact name of obligor as specified in its charter)


         North Dakota                                     45-0414879
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                             CREST RIDGE HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-3213167
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                      CRESTPOINTE FINANCIAL SERVICES, INC.
               (Exact name of obligor as specified in its charter)


         Delaware                                         75-2140765
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                               DUTCH HOUSING, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-3157863
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                           FACTORY HOMES OUTLET, INC.
               (Exact name of obligor as specified in its charter)


         Idaho                                            88-028324
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                              FACTORY OUTLET, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                         61-1342285
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                         FLEMING COUNTY INDUSTRIES, INC.
               (Exact name of obligor as specified in its charter)


         Kentucky                                         61-1078339
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                            GATEWAY ACCEPTANCE CORP.
               (Exact name of obligor as specified in its charter)


         South Dakota                                     46-0372684
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                      GATEWAY MOBILE & MODULAR HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Nebraska                                         47-0709908
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                            GATEWAY PROPERTIES CORP.
               (Exact name of obligor as specified in its charter)


         South Dakota                                     46-0426796
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                                 GEM HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Delaware                                         76-0164265
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                                GRAND MANOR, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-3281658
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                              HEARTLAND HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Texas                                            75-2797283
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                             HOMEPRIDE FINANCE CORP.
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-3454767
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                           HOMES AMERICA FINANCE, INC.
               (Exact name of obligor as specified in its charter)


         Nevada                                           88-0351418
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                         HOMES AMERICA OF ARIZONA, INC.
               (Exact name of obligor as specified in its charter)


         Arizona                                          86-0895662
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                        HOMES AMERICA OF CALIFORNIA, INC.
               (Exact name of obligor as specified in its charter)


         California                                       33-0697358
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                         HOMES AMERICA OF OKLAHOMA, INC.
               (Exact name of obligor as specified in its charter)


         Oklahoma                                         73-1489573
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                           HOMES AMERICA OF UTAH, INC.
               (Exact name of obligor as specified in its charter)


         Utah                                             87-0540727
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                         HOMES AMERICA OF WYOMING, INC.
               (Exact name of obligor as specified in its charter)


         Wyoming                                          88-0233834
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                              HOMES OF LEGEND, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-3284410
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                              HOMES OF MERIT, INC.
               (Exact name of obligor as specified in its charter)


         Florida                                          59-1438488
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                                  I.D.A., INC.
               (Exact name of obligor as specified in its charter)


         Oklahoma                                         73-1384625
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                             IMPERIAL HOUSING, INC.
               (Exact name of obligor as specified in its charter)


         Texas                                            31-1644691
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                            INVESTMENT HOUSING, INC.
               (Exact name of obligor as specified in its charter)


         Texas                                            75-1765938
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                                  ISEMAN CORP.
               (Exact name of obligor as specified in its charter)


         South Dakota                                     46-0365899
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                            JASPER MOBILE HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Texas                                            75-2652399
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                            KENTUCKYBILT HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                         61-1342287
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                            LAKE COUNTRY LIVING, INC.
               (Exact name of obligor as specified in its charter)


         Texas                                            75-1912454
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                             LAMPLIGHTER HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Washington                                       91-1219267
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                        LAMPLIGHTER HOMES (OREGON), INC.
               (Exact name of obligor as specified in its charter)


         Oregon                                           93-0976577
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                        M & J SOUTHWEST DEVELOPMENT CORP.
               (Exact name of obligor as specified in its charter)


         Texas                                            76-0237524
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                     MANUFACTURED HOUSING OF LOUISIANA, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                         72-1416792
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                           MOBILE FACTORY OUTLET, INC.
               (Exact name of obligor as specified in its charter)


         Texas                                            74-1758315
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                          MODULINE INTERNATIONAL, INC.
               (Exact name of obligor as specified in its charter)


         Washington                                       91-0828539
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                              NORTHSTAR CORPORATION
               (Exact name of obligor as specified in its charter)


         South Dakota                                     46-0433873
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                        PHILADELPHIA HOUSING CENTER, INC.
               (Exact name of obligor as specified in its charter)


         Mississippi                                      64-0863980
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                              PREMIER HOUSING, INC.
               (Exact name of obligor as specified in its charter)


         Texas                                            74-2697710
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                              REDMAN BUSINESS TRUST
               (Exact name of obligor as specified in its charter)


         Delaware                                         75-6469646
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                      REDMAN HOMES MANAGEMENT COMPANY, INC.
               (Exact name of obligor as specified in its charter)


         Delaware                                         75-2573061
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                               REDMAN HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Delaware                                         75-1364957
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                             REDMAN INDUSTRIES, INC.
               (Exact name of obligor as specified in its charter)


         Delaware                                         75-2246805
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                             REDMAN INVESTMENT, INC.
               (Exact name of obligor as specified in its charter)


         Delaware                                         75-2208257
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                    REDMAN MANAGEMENT SERVICES BUSINESS TRUST
               (Exact name of obligor as specified in its charter)


         Delaware                                         75-6469645
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                               REDMAN RETAIL, INC.
               (Exact name of obligor as specified in its charter)


         Delaware                                         75-2021720
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                          REGENCY SUPPLY COMPANY, INC.
               (Exact name of obligor as specified in its charter)


         Delaware                                         75-2155269
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                         SAN JOSE ADVANTAGE HOMES, INC.
               (Exact name of obligor as specified in its charter)


         California                                       77-0411951
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                          SERVICE CONTRACT CORPORATION
               (Exact name of obligor as specified in its charter)


         Michigan                                         38-2719552
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                         SOUTHERN SHOWCASE FINANCE, INC.
               (Exact name of obligor as specified in its charter)


         Michigan                                         56-2084038
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                         SOUTHERN SHOWCASE HOUSING, INC.
               (Exact name of obligor as specified in its charter)


         North Carolina                                   56-1686678
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                                STAR FLEET, INC.
               (Exact name of obligor as specified in its charter)


         Indiana                                          35-1840506
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                            THE OKAHUMPKA CORPORATION
               (Exact name of obligor as specified in its charter)


         Florida                                          59-2175753
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                          THOMAS HOMES OF AUSTIN, INC.
               (Exact name of obligor as specified in its charter)


         Texas                                            74-2755508
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                           THOMAS HOMES OF BUDA, INC.
               (Exact name of obligor as specified in its charter)


         Texas                                            74-2755509
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                           THOMAS HOMES OF TEXAS, INC.
               (Exact name of obligor as specified in its charter)


         Texas                                            74-2586762
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)


                           TOM TERRY ENTERPRISES, INC.
               (Exact name of obligor as specified in its charter)


         Nevada                                           88-0201258
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                         TRADING POST MOBILE HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Kentucky                                         61-0945344
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                            U.S.A. MOBILE HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Oregon                                           93-0980361
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                           VICTORY INVESTMENT COMPANY
               (Exact name of obligor as specified in its charter)


         Oklahoma                                         73-0961344
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                         VIDOR MOBILE HOME CENTER, INC.
               (Exact name of obligor as specified in its charter)


         Texas                                            74-1760670
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                            WESTERN HOMES CORPORATION
               (Exact name of obligor as specified in its charter)


         Delaware                                         75-2276910
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                           WHITWORTH MANAGEMENT, INC.
               (Exact name of obligor as specified in its charter)


         Nevada                                           88-0233834
   (State or other jurisdiction of                        I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                           WRIGHT'S MOBILE HOMES, INC.
               (Exact name of obligor as specified in its charter)


         Texas                                            76-0472967
   (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                         identification number)

2701 University Drive, Suite 300
Auburn Hills, Michigan                                    48326
(Address of principal executive offices)                  (Zip Code)

                     7-5/8% Senior Notes due by May 15, 2009
                         (Title of Indenture Securities)


Item 1.  General Information.  Furnish the following
                  information as to the trustee:

                  (a)      Name and address of each examining or
                  supervising authority to which it is subject.

                  Comptroller of Currency, Washington, D.C.; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

                  (b) Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations With the Obligor.  If the obligor
                  is an affiliate of the trustee, describe each such affiliation.

                  No such affiliation exists with the trustee.


Item 16. List of exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

                  1. A copy of the articles of association of the trustee now in effect.*

                  2. A copy of the certificates of authority of the trustee to commence business.*

                  3. A copy of the authorization of the trustee to exercise corporate trust powers.*

                  4. A copy of the existing by-laws of the trustee.*

                  5.  Not Applicable.

                  6. The consent of the trustee required by Section 321(b) of the Act.

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.  Not Applicable.

                  9.  Not Applicable.


         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 30th day of July, 1999.


                      The First National Bank of Chicago,
                      Trustee


                      By /s/Sandra L. Caruba
                           Sandra L. Caruba
                           Vice President





* Exhibits 1, 2, 3 and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of The First National Bank of Chicago, filed as Exhibit 25 to the Registration Statement on Form S-3 of U S WEST Capital Funding, Inc., filed with the Securities and Exchange Commission on May 6, 1998 (Registration No. 333-51907-01).

                                    EXHIBIT 6



                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                                   July 30, 1999



Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

In connection with the qualification of the Indenture by and between Champion Enterprises, Inc. and The First National Bank of Chicago, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                    Very truly yours,

                                    The First National Bank of Chicago



                                    By: /s/ Sandra L. Caruba
                                            Sandra L. Caruba
                                            Vice President

                                    EXHIBIT 7

Legal Title of Bank:   The First National Bank of Chicago Call Date: 03/31/99
                       ST-BK:  17-1630 FFIEC 031
Address:               One First National Plaza, Ste 0460         Page RC-1
City, State  Zip:      Chicago, IL  60670
FDIC Certificate No.:  0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1999

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                   DOLLAR AMOUNTS IN THOUSANDS C400
                                                                                                               ----
                                                                                   RCFD       BIL MIL THOU
                                                                                   ----       ------------


ASSETS
1.  Cash and balances due from depository institutions (from Schedule
    RC-A):                                                                          RCFD
                                                                                    ----
    a. Noninterest-bearing balances and currency and coin(1) ..................     0081        3,809,517      1.a
    b. Interest-bearing balances(2)............................................     0071        4,072,166      1.b
2.       Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A)                    1754                0      2.a
    b. Available-for-sale securities (from Schedule RC-B, column D)............     1773       12,885,728      2.b
3.  Federal funds sold and securities purchased under agreements to
    resell ....................................................................     1350        4,684,756      3.
4. Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule                      RCFD
                                                                                    ----
    RC-C)......................................................................     2122      34,304,806       4.a
    b. LESS: Allowance for loan and lease losses...............................     3123         411,476       4.b
    c. LESS: Allocated transfer risk reserve...................................     3128           3,884       4.c
    d. Loans and leases, net of unearned income, allowance, and
                                                                                    RCFD
                                                                                    ----
       reserve (item 4.a minus 4.b and 4.c)....................................     2125      33,889,446       4.d
5.  Trading assets (from Schedule RD-D)........................................     3545       5,100,499       5.
6.  Premises and fixed assets (including capitalized leases)...................     2145         754,052       6.
7.  Other real estate owned (from Schedule RC-M)...............................     2150           5,244       7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M).............................................     2130         201,068       8.
9.  Customers' liability to this bank on acceptances outstanding                    2155         265,041       9.
10. Intangible assets (from Schedule RC-M).....................................     2143         285,709       10.
11. Other assets (from Schedule RC-F)..........................................     2160       2,987,184       11.
12. Total assets (sum of items 1 through 11)...................................     2170      68,940,410       12.



(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:      The First National Bank of Chicago
                          Call Date:  03/31/99 ST-BK:  17-1630 FFIEC 031
Address:                  One First National Plaza, Ste 0460          Page RC-2
City, State  Zip:         Chicago, IL  60670
FDIC Certificate No.:     0/3/6/1/8

SCHEDULE RC-CONTINUED

                                                                                                DOLLAR AMOUNTS IN
                                                                                                     THOUSANDS
                                                                                                -----------------
LIABILITIES
13. Deposits:
                                                                                            RCON
    a. In domestic offices (sum of totals of columns A and C                                ----
       from Schedule RC-E, part 1)............................                              2200          22,163,664    13.a
       (1) Noninterest-bearing(1).............................                              6631           9,740,100    13.a1
(2)      Interest-bearing.....................................                              6636          12,423,564    13.a2

                                                                                            RCFN
    b. In foreign offices, Edge and Agreement subsidiaries, and                             ----
       IBFs (from Schedule RC-E, part II).....................                              2200         19,273,426    13.b
       (1) Noninterest bearing................................                              6631            334,741    13.b1
       (2) Interest-bearing...................................                              6636         18,938,685    13.b2
14. Federal funds purchased and securities sold under agreements
    to repurchase:                                                                          RCFD 2800     4,405,792    14
15. a. Demand notes issued to the U.S. Treasury...............                              RCON 2840       173,505    15.a
    b. Trading Liabilities(from Schedule RC-D)................                              RCFD 3548     4,824,567    15.b

16. Other borrowed money:                                                                   RCFD
                                                                                            ----
    a. With original maturity of one year or less.............                              2332          7,453,761    16.a
    b. With original  maturity of more than one year..........                              A547            330,300    16.b
    c. With original maturity of more than three years .......                              A548            357,737    16.c

17. Not applicable
18. Bank's liability on acceptance executed and outstanding...                              2920            265,041    18.
19. Subordinated notes and debentures.........................                              3200          2,600,000    19.
20. Other liabilities (from Schedule RC-G)....................                              2930          1,878,367    20.
21. Total liabilities (sum of items 13 through 20)............                              2948         63,726,160    21.
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus.............                              3838                  0    23.
24. Common stock..............................................                              3230            200,858    24.
25. Surplus (exclude all surplus related to preferred stock)..                              3839          3,239,836    25.
26. a. Undivided profits and capital reserves.................                              3632          1,813,367    26.a
    b. Net unrealized holding gains (losses) on available-for-sale
       securities.............................................                              8434            (37,357)   26.b
    c.  ACCUMULATED NET GAINS (LOSSES) ON CASH FLOW HEDGES....                              4336                  0    26.c
27. Cumulative foreign currency translation adjustments.......                              3284             (2,454)   27.
28. Total equity capital (sum of items 23 through 27).........                              3210          5,214,250    28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28).....................                              3300         68,940,410    29.

Memorandum

To be reported only with the March Report of Condition.

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for
     the bank by independent external auditors as of any date            Number
     during 1996.......................RCFD 6724 .....  N/A                M.1.


1 =  Independent audit of the bank conducted in accordance         4. =         Directors' examination of the bank performed by
     with generally accepted auditing standards by a certified                  other external auditors (may be required by state
     public accounting firm which submits a report on the bank                  chartering authority)

2 =  Independent audit of the bank's parent holding company        5 =          Review of the bank's financial statements by
     conducted in accordance with generally accepted auditing                   external auditors
     standards by a certified public accounting firm which
     submits a report on the consolidated holding company          6 =          Compilation of the bank's financial statements by
     (but not on the bank separately)                                           external auditors

                                                                   7 =          Other audit procedures (excluding tax preparation
                                                                                work)

3 =  Directors' examination of the bank conducted in               8 =          No external audit work
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required
     by state chartering authority)

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.